Exhibit 99.(m)(2)(b)

AMENDMENT NO. 1

TO THE

THIRD AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

(REIMBURSEMENT)

The Third Amended and Restated Master Distribution Plan (the "Plan"), dated as of July 1, 2021, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, as of February 28, 2022, as follows:

WHEREAS, the parties desire to amend the Plan to change the name of Invesco European Growth Fund to Invesco EQV European Equity Fund, series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (“AIMF”), effective February 28, 2022;

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

TO THE

THIRD AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

(Reimbursement)

AIM Counselor Series Trust (Invesco Counselor Series Trust)

				Maximum
		Maximum	Maximum	Aggregate
		Distribution	Shareholder	Reimbursable
Portfolio	Share Class	Amount*	Services Amount	Amount
Invesco American Franchise Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%
Invesco Equally- Weighted S&P 500 Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%
Invesco Equity and Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%
Invesco Growth and Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%
Invesco S&P 500 Index Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
Invesco Short Duration High Yield Fund	Class A	0.25%	0.25%	0.25%

AIM Equity Funds (Invesco Equity Funds)

Maximum
		Maximum	Maximum	Aggregate
		Distribution	Shareholder	Reimbursable
Portfolio	Share Class	Amount*	Amount	Amount
Invesco Diversified Dividend Fund	Investor	0.25%	0.25%	0.25	%Π

AIM Growth Series (Invesco Growth Series)

				Maximum
		Maximum	Maximum	Aggregate
		Distribution	Shareholder	Reimbursable
Portfolio	Share Class	Amount*	Services Amount	Amount
Invesco Convertible Securities Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
Invesco Quality	Class A	0.25%	0.25%	0.25%
Income Fund	Class C	0.75%	0.25%	1.00%
Invesco Small Cap	Class A	0.25%	0.25%	0.25%
Growth Fund	Class C	0.75%	0.25%	1.00%
	Investor Class	0.25%	0.25%	0.25%

AIM International Mutual Funds (Invesco International Mutual Funds)

Maximum
			Maximum	Aggregate
		Distribution	Shareholder	Reimbursable
Portfolio	Share Class	Amount*	Services Amount	Amount
Invesco EQV European Equity Fund	Investor	0.25%	0.25%	0.25	%Π

AIM Investment Funds (Invesco Investment Funds)

				Maximum
		Maximum	Maximum	Aggregate
		Distribution	Shareholder	Reimbursable
Portfolio	Share Class	Amount*	Services Amount	Amount
Invesco Discovery Mid Cap Growth Fund	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%
Invesco Global Infrastructure Fund	Class A	0.25%	0.25%	0.25%
Invesco Greater China Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%
Invesco Multi-Asset Income Fund	Class A	0.25%	0.25%	0.25%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

				Maximum
		Maximum	Maximum	Aggregate
		Distribution	Shareholder	Reimbursable
Portfolio	Share Class	Amount*	Services Amount	Amount
Invesco Corporate Bond Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
Invesco High Yield Fund	Investor Class	0.25%	0.25%	0.25	%Π
Invesco Government Money Market Fund	Class AX	0.15%	0.15%	0.15%
	Class CX	0.65%	0.25%	0.90%
Invesco Real Estate Fund	Class A	0.25%	0.25%	0.25%
	Investor Class	0.25%	0.25%	0.25	%Π
Invesco Income Fund	Investor Class	0.25%	0.25%	0.25	%Π
Invesco Short Term Bond Fund	Class A	0.15%	0.15%	0.15%

AIM Sector Funds (Invesco Sector Funds)

				Maximum
		Maximum	Maximum	Aggregate
		Distribution	Shareholder	Reimbursable
Portfolio	Share Class	Amount*	Services Amount	Amount
Invesco American Value Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%
Invesco Comstock Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%
Invesco Dividend Income Fund	Class A	0.25%	0.25%	0.25%
Invesco Small Cap Value Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
Invesco Technology Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Investor Class	0.25%	0.25%	0.25	%Π
Invesco Value Opportunities Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

				Maximum
		Maximum	Maximum	Aggregate
		Distribution	Shareholder	Reimbursable
Portfolio	Share Class	Amount*	Services Amount	Amount
Invesco High Yield Municipal Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

				Maximum
		Maximum	Maximum	Aggregate
		Distribution	Shareholder	Reimbursable
Portfolio	Share Class	Amount*	Services Amount	Amount
Invesco Intermediate Term Municipal Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
Invesco Municipal Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Investor Class	0.25%	0.25%	0.25%
Invesco Pennsylvania Municipal Fund	Class C	0.75%	0.15%	0.90%
Invesco Rochester New York Municipals Fund	Class C	0.75%	0.25%	1.00%

Notes

* Distribution Amounts may also include Asset Based Sales Charges.

Π IDI may not be reimbursed for overhead expenses (overhead expenses defined as customary overhead not including the costs of IDI’s personnel whose primary responsibilities involve marketing the Funds).

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